Exhibit 99.1
Taglich Brothers 5th Annual Small Cap Equity Conference INX Inc. Nasdaq: INXI www.INXI.com May 6, 2008 Jim Long Chairman & CEO, INX Inc.

GAAP Reconciliation and Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including future operating results expectations. Statements associated with words such as "anticipate," "believe," "expect," "hope," "should," "target," "will" or other similar words are forward-looking statements. These forward-looking statements are made as of the date and time made and the Company will make no attempt to update such statements in the future as circumstances change. These projections and other forward-looking statements are only projections. Actual events, performance or results may differ materially from those indicated due to numerous factors, many of which we have little or no control over, and some of which we may not be successful in addressing. Numerous of these factors are set forth in our 2007 Form 10-K, which we urge you to read. All financial results shown are for continuing operations unless otherwise noted During this presentation references to financial measures of INX will include references to non-GAAP financial measures. INX provides a reconciliation between GAAP and non-GAAP financial information on its website at www.INXI.com under the "Investors" tab, which may be accessed directly at www.INXI.com/non-gaap-recon. GAAP Reconciliation Safe Harbor Statement

Overview - INX Inc. (Nasdaq: INXI) INX is a data network consulting company We plan, design, install and support complex networks for Enterprises Our solutions focus on: Data Center Network Infrastructure Unified Communications and VOIP Network Security Network Storage Wireless Networks Revenue in millions 2003 2004 2005 2006 2007 43.595 71.487 107.319 156 208

Overview - INX Inc. (Nasdaq: INXI)

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- NASDAQ GM: INXI
- Shares Outstanding: ~7.4MM
- Float: ~5.5MM
- Diluted shares: ~8.3MM
- 90-day avg. volume: ~25,000
- Headquarters: Houston, Texas



- ✓ Profitable, with 2007 3-year compound annual growth rate of revenue of 44%
- ✓ 2007 and most recent quarter reflect record revenue, record operating income, record EPS
- ✓ 2007: 33% revenue growth; 96% operating income growth
- ✓ Q1-2008: 31% revenue growth; 426% operating income growth
- ✓ On a per diluted share basis, revenue, operating income and EPS increased 21%, 78% and 194% respectively for 2007
- ✓ Expectation of continued operating profit margin expansion

INX

INX Key Investment Highlights Leading player in a growing area of technology - the IP network, IP voice, data center Industry-leading growth over a multi-year period Opportunity to consolidate the smaller focused players in the industry Proven history of successful, accretive acquisitions Improving operating profit margins from scale and leverage on past investments Experienced, motivated management with a history of producing results at INX

Trends for Enterprise Networking Unified Communications: VoIP rather than traditional PBX Integrated e-mail , IM and conferencing Innovation pace increasing Introduction of video to telephony Security becoming more important and complex: New threats mean new investments Mandated spending in this area Virtualization of Data Center: Huge new area of opportunity Drives major network upgrade in the data center IP network-based storage becomes a default purchase

Increasing IP Network Importance & Complexity Benefits Focused Solutions Providers Voice / Video Wireless Access Storage Collaboration Security IP Network Importance & Complexity Demand For Focused Solutions Provider Services Routing & Switching Enterprise organizations are realizing that the IP network is rapidly becoming the platform for all forms of communications, while at the same time the network is becoming more complex. INX is benefiting from this trend. Virtualization

Managed Services Professional Services Products The INX Solutions Set Selling network, IP telephony, network security, wireless and network storage products Network assessment and design consulting and implementation services, billed hourly or by project 15%-19% target gross margin, a level we have been achieving 30%-35% target gross margin, trending towards this range 12%-15% of total revenue Monitoring and management of the customer's network and devices 40%-50% target gross margin, trending towards this range 1%-2% of total revenue and growing 80%-85% of total revenue 33% growth for 2007 29% growth for 2007 70% growth for 2007 No working capital required Modest working capital required Modest working capital and substantial investment capital required

Long-Term Growth Strategies Continue geographic expansion Continue to grow both the number and the size of clients Continue to make strategic, accretive acquisitions Continue expanding into complementary categories of technology such recent as network security & network storage focused practice areas

Increasing Number and Size of Customers We serve U.S. "enterprise" organizations - corporate, state and local government, federal government, and education - with 200 to 50,000 employees As we have become more of a "national" scope organization, we have been able to win larger customers and transactions As we continue to grow our national presence we believe our ability to win larger-sized customers will continue to be enhanced

5 markets 3 years ago 7 new markets added in '05 & '06 New England added 8/31/07 Geographic Expansion - Recent 3x Growth Of Markets Served Houston San Antonio Austin Dallas El Paso Albuquerque Los Angeles Eugene Portland Seattle Washington Boston Boise We expanded from 5 markets to 13 markets in 2 years starting in mid-2005. As we continue to grow we expect leverage of operating expenses and improvement in operating profit margin Combination of acquisitions and green-field startups

Competition: National Presence + Focus & Expertise Are Competitive Advantages High focus & expertise Low focus & expertise Low geographic presence High geographic presence INX's increasingly national presence, combined with a high level of focus and expertise, is a competitive advantage with large, national- presence customers Small, focused, regional solutions providers Large IT solutions providers and telecom carriers Small, generalist VARs & IT solutions providers

2006 2007 Pre-acquisition revenue 0 0 Post-acquisition revenue 3.5501 8.0138 Outstanding Financial Performance From Our '05-'06 Acquisitions - Growth and Improving Margin % 2006 2007 Pre-acquisition revenue 0 0 Post-acquisition revenue 0.066 0.114 $3.6 6.6% $8.0 Operating Profit Contribution Margin % Operating Profit Contribution $ 126% Growth 11.4% Note: "Operating Profit Contribution" for a business unit is the direct operating profit from such business unit without any allocation of "corporate" costs to the business unit

Staffing Trends Dec 31, 2004 +156% +278% Dec 31, 2007 % Incr. Mar 31, 2008 % Incr. +0% +11% Recent Quarter Long-Term Trend Since starting national expansion in 2005, with over 3x increase in markets served, staffing has increased substantially in areas related to growth, but we have leveraged growth of administrative and operations staff relative to revenue producing staff; for 2007, direct employee costs were 68% of total operating expenses, so leveraging employee costs is key to improving operating profit margin

Gross Margin Product vs. Services Revenue Sources Product gross margin has trended upward slightly over a multi-year period, a function of our increasingly high value-add solutions and increasing business from repeat customers Services gross margin declined in 2005 and 2006 due to rapid national expansion and start-up of new practice areas, both of which increased engineering and other categories of costs of service in advance of service revenue production; improving recently as benefits are realized; Q1-2008 was near mid-point of target of 30%-35% 2003 2004 2005 2006 1H-07 2H-07 Q1-08 Products 0.145 0.151 0.157 0.186 0.175 0.177 0.182 Services 0.296 0.334 0.25 0.21 0.267 0.302 0.321

Gross and Operating Profit Margin Gross profit margin on total revenue has trended slightly upward over the past several years due to improving mix of service revenue and improving gross margin on both product revenue and service revenue; in Q1-2008 this trend continued Operating profit margin turned positive in 2004, then declined in 2005 and 2006 as we executed on rapid geographic expansion and introduced new practice areas, but improved in 2007 and for MRQ as benefits of expansion began to be realized 2003 2004 2005 2006 1H-07 2H-07 Q1-08 Gross Margin 0.159 0.181 0.173 0.195 0.187 0.194 0.204 Operating Profit Margin -0.006 0.023 0.014 0.011 0.014 0.02 0.03 * 2005 results exclude one-time non-cash charge of $5.7 million

Non-GAAP Diluted EPS Operating Income $ Revenue $ Record Operating Results 2007 + 33% $208 Q1-08 + 31% $59 2007 + 96% $3.5 Q1-08 +426% $1.8 2007 + 85% $0.50 Q1-08 +283% $0.23 * Dollars in millions, except EPS

Balance Sheet Data (Dollars in thousands)

Outlook - 3 Drivers Of Recent Industry-Wide Slowdown Are Subsiding Since ~ July 2007, customers have been fearful of the possibility of a recession - while not fully resolved, there are some signs that customers are beginning to look forward to the possibility of an improving economy in 6-12 months Since ~ July 2007, large enterprise customers have been anticipating the benefits of lower interest rates as the Fed began an easing cycle - the easing cycle appears to be near an end, which should prompt some customers to move forward with capital expenditure projects Since ~ December 2007, corporate enterprise customers began to anticipate the possibility of a Federal government economic stimulus package containing provisions to stimulate capital spending by businesses - this was signed into law in February 2008

Recent Catalysts For Continued Growth

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Year-ago introduction of network storage and network security as primary practice areas beginning to yield results - (242% and 58% growth respectively for 2007)

Data center trends (storage, iSCSI, FBOE) combined with Cisco's recent new product announcements in this area (Nexus line) is creating new growth opportunities

Recent Cisco relationship achievements present opportunities: Telepresence Advanced Technology Partner; Master of Security; Cisco Powered Managed Services Partner

Boston-based Select, Inc. acquisition is at the end of its ~6-9 month typical integration period, following which we have normally see above-average revenue growth from past acquisitions

Recent services contract of $8.4 million, majority of which will be recognized over the remainder of 2008 calendar year – increase in higher margin service revenue

Continued recent investment in hiring of revenue-generating employees – engineering staff +18% and sales staff + 3% in Q1-2008

INX

Financial Outlook Highlights Industry and technology continue to evolve as we have expected 3 drivers of industry-wide slowdown of past 6-9 months are subsiding Numerous recent catalysts for continued INX growth Q2 total revenue + 12%-21% y/y Q2 service revenue + 35%-42% y/y 2H-08 revenue higher than 1H-08 with services revenue increasing more than product revenue

Summary Substantial long-term industry growth driven by implementation of VoIP technology, video over IP, growth of wireless access, data center connectivity moving to the IP network, and virtualization of the data center IP communications is a multi-billion dollar, rapidly growing market in which Cisco is gaining market share and INX is the only pure play public company focused on delivering Cisco IP communications solutions to enterprises Excellent track record of industry-leading organic growth and executing on acquisitions Revenue growth & improving gross margin is leading to improving operating profit margin % Recent drivers of industry-wide slowdown are coming to an end Recent catalysts for continued revenue growth 2003 2004 2005 2006 2007 43.595 71.487 107.319 156 208 Revenue in millions